UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 9, 2024

VoIP-PAL.COM INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55613	98-0184110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7215 Bosque Blvd., Suite 102, Waco, TX	76710-4020
(Address of Principal Executive Offices)	(Zip Code)

1-954-495-4600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities

Item 3.03 Material Modification to Rights of Security Holders

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 9, 2024, VoIP-Pal.Com Inc. (the “Company”) filed an amendment to a Certificate of Designation dated May 25, 2022, as previously amended on March 6, 2023 (together, the “Certificate of Designation”), with the Nevada Secretary of State in order to designate an additional 200,000 shares of the Company’s authorized preferred stock, par value $0.01 per share (the “Preferred Stock”), as Series A preferred stock (the “Series A Stock”), thereby increasing the total number of shares of Preferred Stock designated as Series A Stock from 800,000 to 1,000,000. A copy of the amendment is attached hereto as Exhibit 3.8.

The Series A Stock has the voting powers, designations, preferences, limitations, restrictions and relative rights set forth in the Certificate of Designation, a copy of which was filed as Exhibit 3.3 to the Company’s current report on Form 8-K dated May 27, 2022.

The material features of the Series A Stock are as follows:

1.	Holders of Series A Stock are entitled to 1,550 votes per share of Series A Stock on any matter submitted to a vote of the Company’s stockholders, and are generally entitled to vote together as one class with holders of the Company’s common stock;
2.	Holders of Series A Stock are not entitled to receive any dividends or other distributions in respect of any shares of Series A Stock held by them;
3.	Holders of Series A Stock are not entitled to receive any assets of the Company upon a liquidation, dissolution or winding up of the Company;
4.	Shares of Series A Stock are not redeemable;
5.	Shares of Series A Stock are not convertible or exchangeable into shares of the Company’s common stock; and
6.	Shares of Series A Stock are not transferrable or assignable without the prior written consent of the Company.

As of the date of this current report on Form 8-K, Nil shares of the Preferred Stock remain authorized and eligible for designation by the board of directors of the Company (the “Board”) pursuant to the Company’s articles of incorporation, as amended.

Promptly following the filing of the amendment, the Company issued 138,522 shares of Series A Stock (collectively, the “Shares”) to Emil Malak, the Chief Executive Officer and a director of the Company, for nominal consideration. The Shares were issued pursuant to the share transfer agreement between the Company, Digifonica Intellectual Properties (DIP) Limited (“DIP”) and Digifonica (International) Limited dated June 25, 2013, as amended on July 18, 2013, October 6, 2013, October 31, 2013, November 25, 2013, March 17, 2014, April 21, 2021 and April 23, 2023, which obligates the Company to, among other things, issue to DIP that number of shares of Series A Stock that allows DIP to retain voting rights equivalent to 40% of the Company’s outstanding share capital.

The Shares were offered and sold to Mr. Malak in a private transaction in reliance upon the exemption from registration provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance on Rule 903 of Regulation S was based on the fact that Mr. Malak is not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S, that Mr. Malak acquired the Shares for investment purposes for his own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that Mr. Malak understood that the Shares may not be sold or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, or an applicable exemption or exemptions therefrom.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In order to satisfy its reporting obligations, the Company is disclosing the completion of the following director and officer changes:

1.	On May 17, 2024, Austin McDonald was appointed as a director of the Company;
2.	On August 18, 2024, Dennis Chang, a director of the Company, was appointed as the Company’s Corporate Secretary;
3.	On September 1, 2024, Clif Saylor resigned as a director of the Company for personal reasons. Mr. Saylor’s resignation was not due to any disagreement with the Company regarding its operations, policies, practices or otherwise, and he was subsequently reappointed as a director of the Company on October 10, 2024; and
4.	On October 1, 2024, Emil Malak resigned as the President of the Company and Gavin McMillan was appointed to fill the resulting vacancy. Mr. Malak’s resignation was not due to any disagreement with the Company regarding its operations, policies, practices or otherwise, and he remains the Chief Executive Officer and a director of the Company.

Austin McDonald

Mr. McDonald has more than 36 years of international business experience in the United States, the European Union and Asia. His expertise covers several facets of business expansion including development, management and oversight. He is also a named inventor on several issued U.S. and international patents.

Mr. McDonald is a former Adjunct Professor at Stevens Institute of Technology in Hoboken, NJ, and has dedicated the majority of his career to working in the pharmaceutical industry.

There are no arrangements or understandings between Mr. McDonald and any other person pursuant to which Mr. McDonald was selected as a director of the Company.

Gavin McMillan

Mr. McMillan, age 55, is a marketing and growth management executive with over 30 years of experience across the telecommunications, FinTech and information and communications technology (ICT) sectors. He has been responsible for expanding global market growth, positioning brands on six continents, and leading teams of 100+ professionals while developing various patents in the field of modern communications. Mr. McMillan has worked with governments and enterprises worldwide to create telecommunications strategies and drive sustainability through energy-efficient, cloud-based solutions.

In addition to his executive roles, Mr. McMillan provides independent consulting in sales, marketing, business development, and investment fundraising. He has played a key role in mergers, acquisitions, and launching new companies across various industries, as well as developing financial technology solutions to support unbanked workers, thereby demonstrating his commitment to using technology to improve lives globally.

Mr. McMillan has not been a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

There are no family relationships between Mr. McMillan and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer, and Mr. McMillan was not selected to be an officer of the Company pursuant to any arrangement or understanding with any person.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
3.8	Amendment to Certificate of Designation dated October 9, 2024
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: October 23, 2024	By:	/s/ Emil Malak
Emil Malak
Chief Executive Officer